UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
October 31, 2003 (October 31, 2003)

O’CHARLEY’S INC.

(Exact Name of Registrant as Specified in Charter)

Tennessee	0-18629	62-1192475

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3038 Sidco Drive, Nashville, Tennessee	37204

(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (615) 256-8500

N/A

(Former name or former address, if changed since last report)

Item 5. Other Events.
Item 9. Regulation FD Disclosure.
Item 12. Results of Operations & Financial Condition.
SIGNATURES
EXHIBITS
EX-99.1.1 12 WEEKS STATEMENTS OF EARNINGS
EX-99.1.2 40 WEEKS STATEMENTS OF EARNINGS
EX-99.1.3 CONDENSED BALANCE SHEET
EX-99.2 PRESS RELEASE DATED OCTOBER 31, 2003

Item 5. Other Events.

     On October 31, 2003, O’Charley’s Inc. issued a press release announcing its third quarter 2003 earnings results. Exhibit 99.1 hereto includes the following financial information of the Company: (i) Consolidated Statements of Earnings for the 12 Weeks Ended October 5, 2003 and October 6, 2002 (unaudited); (ii) Consolidated Statements of Earnings for the 40 Weeks Ended October 5, 2003 and October 6, 2002 (unaudited); and (iii) Condensed Consolidated Balance Sheet (unaudited) at October 5, 2003 and December 29, 2002.

Item 9. Regulation FD Disclosure.

     On October 31, 2003, O’Charley’s Inc. issued a press release announcing its third quarter 2003 earnings results. A copy of the press release is furnished herewith as Exhibit 99.2.

Item 12. Results of Operations & Financial Condition.

     On October 31, 2003, O’Charley’s Inc. issued a press release announcing its third quarter 2003 earnings results. A copy of the press release is furnished herewith as Exhibit 99.2.

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SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

O’CHARLEY’S INC.

	By:	/s/ A. Chad Fitzhugh
		Name: Title:	A. Chad Fitzhugh Chief Financial Officer, Secretary and Treasurer

Date: October 31, 2003

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EXHIBITS

99.1	(1)	Consolidated Statements of Earnings for the 12 Weeks Ended October 5, 2003 and October 6, 2002 (unaudited)
	(2)	Consolidated Statements of Earnings for the 40 Weeks Ended October 5, 2003 and October 6, 2002 (unaudited)
	(3)	Condensed Consolidated Balance Sheet (unaudited) at October 5, 2003 and December 29, 2002
99.2		Press Release dated October 31, 2003

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